FS INVESTMENTS®

FS Credit Opportunities Corp.

Q1 2022 performance summary & listing overview

June 9, 2022

Agenda

1 Credit market update

2 Fund performance & portfolio positioning

3 Listing overview

4 Listing considerations

5 Timeline of key events

6 Investor resources

Credit market returns

High yield bond returns by credit rating



14%
9%
4%
-1%
-6%
-11%
-16%
YTD 2022
2021
5.36%
4.53%
4.88%
10.42%
-7.76%
-7.48%
-7.26%
-10.55%
ICE BofAML U.S. High Yield Index
BB
B
CCC

Senior secured loan returns by credit rating



14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
YTD 2022
2021
5.40%
3.12%
5.22%
12.45%
-2.56%
-1.77%
-2.85%
-3.87%
S&P/LSTA Leveraged Loan Index
BB
B
CCC

Source: ICE BofAML High Yield Master II Index, S&P/LSTA Leveraged Loan Index, as of May 31, 2022.

YTD high yield bond performance by industry


Diversified media
Energy
Paper and packaging
Metals and mining
Industrials
Transportation
Gaming, lodging & leisure
Chemicals
Financials
Services
Telecommunications
Utility
Food and beverages
Healthcare
Technology
Consumer products
Cable and satellite
Automotive
Broadcasting
Housing
Retail
-14.00%
-12.00%
-10.00%
-8.00%
-6.00%
-4.00%
-2.00%
0.00%

Source: J.P. Morgan as of May 31, 2022.

Credit fundamentals remain solid

EBITDA growth


High yield bonds
Senior secured loans
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
Q318
Q119
Q319
Q120
Q320
Q121
Q321

Default rates


Senior secured loans
High yield bonds
7%
6%
5%
4%
3%
2%
1%
0%
Aug-18
Feb-19
Aug-19
Feb-20
Aug-20
Feb-21
Aug-21
Feb-22

Source: JP Morgan. As of May 31, 2022, latest data available

Spreads bounce off tights

High yield bond spreads (basis points)



HY bond spreads
Post-crisis tight
All-time tight
2,500
2,000
1,500
1,000
500
0
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15
Jan-17
Jan-19
Jan-21

Senior secured loan spreads (basis points)



Loan spreads
Post-crisis tight
All-time tight
2,500
2,000
1,500
1,000
500
-
Jan-07
Jan-09
Jan-11
Jan-13
Jan-15
Jan-17
Jan-19
Jan-21

Source: ICE BofAML High Yield Master II Index, S&P/LSTA Leveraged Loan Index, as of May 31, 2022.

Fund performance & portfolio positioning

Portfolio summary as of March 31, 2022

$2.4B	98	64%	83%	1.3 years
Total assets[2]	Portfolio companies	Floating rate[2]	Secured debt[2,3]	duration

Asset type[1]



54%	Senior Secured Loans – 1st Lien
8%	Senior Secured Loans – 2nd Lien
21%	Senior Secured Bonds
5%	Subordinated Debt
6%	Asset Based Finance
6%	Equity/Other

Rate type



64%	Floating
33%	Fixed
3%	Equity/Other

Geographic location[1]



92%	United States
3%	Europe
5%	Other

Top 5 industries

13%	Consumer Services
13%	Capital Goods
12%	Energy
9%	Commercial & Professional Services
9%	Health Care Equipment & Services

Past performance is not a guarantee of future results.

1. Excludes credit default swaps, investments sold short, and total return swaps. Holdings subject to change.
2. Based on fair value as of March 31, 2022.
3. Senior secured debt includes first lien loans, second lien loans and senior secured bonds.

Relative performance

Total returns

		Q1 '22	FY '21	1 Year[6]	3 Year[6]	5 Year[6]	Since Inception[6,7]	Distribution Rate[8]
					Annualized			
Net	FSCO[1]	-2.0%	11.9%	4.6%	6.2%	6.0%	5.0%	6.93%
Gross Returns	High yield bonds[2]	-4.5%	5.4%	-0.3%	4.4%	4.6%	4.8%	
Gross Returns	Senior secured loans[3]	-0.1%	5.4%	3.2%	4.1%	4.1%	4.0%	
Gross Returns	CCC-rated high yield bonds[4]	-3.7%	10.4%	1.0%	3.4%	1.9%	1.2%	
Gross Returns	CCC-rated senior secured loans[5]	-1.0%	12.4%	4.7%	5.1%	5.3%	6.7%	

Highlighted performance represents the period since FS Investments assumed full advisory and portfolio management functions of the Fund.

Past performance is not a guarantee of future results. See the Disclosures slide in the back for important information related to the performance shown above.

1 FSCO Net Returns
2 ICE Bank of America Merrill Lynch U.S. High Yield Index.
3 Credit Suisse Leveraged Loan Index.
4 ICE Bank of America Merrill Lynch U.S. High Yield CCC Rated or Below Index.
5 S&P LSTA CCC Index
6 As of March 31, 2022. Based on NAV.
7 FSCO Inception Date - 12/12/2013
8 As of March 31, 2022. Based on NAV

Contributors (Q122)

- Nelson Global
- SCM Topco, LLC
- Powerhouse Intermediate
- Ridgeback Resources
- Cresco Labs

Detractors (Q122)

- SCM EPIC, LLC
- SunGard
- Monitronics International
- J. Crew Group
- CSVC Acquisition (APTIM)

Distributions

- Fully covered

Progress since 2018

Focus areas

- Continue to focus on catalyst-driven investments to seek to generate strong total return
- Opportunistically deploy "dry powder" by investing in cash-replacement securities
- Selectively enter into investments as portfolio hedge

Asset allocation changes (Q417–Q122)[1]

Senior secured debt[2]	25%	↑
Subordinated debt	24%	↓
Asset based finance & equity/other	1%	↓

The period shown represents the time since FS Investments assumed full portfolio management for the Fund.

1. Change in asset allocations from 12/31/17 to 3/31/22, based on fair value. Holdings subject to change.
2. Senior secured debt includes first lien loans, second lien loans and senior secured bonds.

Listing overview

FS Credit Opportunities Corp. listing overview

Company name	• On March 23, 2022, in preparation for the listing, the Fund was converted from a Delaware statutory trust into Maryland corporation and was renamed **FS Credit Opportunities Corp** • Ticker symbol: **FSCO**
Expected timeline	• **April 28:** filed a definitive proxy statement with the U.S. Securities and Exchange Commission • **Early May**: commencement of shareholder proxy solicitation • **Q3 2022**: targeted listing on the **New York Stock Exchange**, **subject to market conditions and final Board approval**
Quarterly repurchase offer	• The **Q1 2022** quarterly tender offer was the **final regular quarterly tender offer**
Fee structure changes & enhanced dividend	• Subject to shareholder approval, the investment advisory agreement will be amended upon a listing – **Reduction in management fee upon listing from 1.50% to 1.35%** based on daily gross assets – Hurdle rate for the calculation of the incentive fee to be expressed as a percentage of net assets upon listing (compared to adjusted capital currently), consistent with other publicly traded closed-end fund with an incentive fee. • **The reduction in management fee is expected to enhance the Fund's net investment income**, providing the Fund with the potential to sustain an **annualized distribution yield of 7.50%+** at listing based on the Fund's net asset value as of May 31, 2022.[1]
Post-listing liquidity	• Stockholders are being asked to approve a phased approach to the listing in an attempt to ease the anticipated downward pressure on the market price of the Fund's shares in the period shortly following the listing. • Subject to shareholder approval and final Board approval, shares will be available for trading based on the following schedule: – **At listing:** up to **1/3 of shares** held by all shareholders – **90 days** post-listing: up to **2/3 of shares** held by all shareholders – **180 days** post-listing: **all shares** held by all shareholders • The Board will have discretion to accelerate this phased trading schedule to the entire class of shareholders or, if not the entire class, the accelerated phased trading schedule would be based on an objective set of criteria, such as total shares held by shareholders.

1. The actual dividend yield at listing may be higher or lower based on the then current NAV. Based on the Fund's net asset value as of May 31, 2022. The payment of future distributions on FSCO's common shares is subject to the discretion of FSCO's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

Why a listing makes sense now

Scaled portfolio & platform

$2.4 billion assets under management, ranking as one of the largest credit-focused closed-end funds[1]

Potential benefits from the relationships and infrastructure of **FS Investments**, a $34 billion alternative asset manager

The FS Liquid Credit & Special Situations Group is a dedicated portfolio team responsible for the day-to-day operations of the Fund

Fully-earned dividend

Attractive dividend
7.50%+ expected dividend yield at listing[2]

Fully-funded distribution since January 2018[2]

- Net investment income has averaged 118% of monthly distributions

Strong track record

Strong total returns
6.04% annualized returns since FS Liquid & Special Situations Group took over management of the Fund[3]

Relative outperformance[4]

- Outperformed high yield bonds by 268bps per year
- Outperformed loans by 263bps per year

Differentiated strategy

Private & public strategy
$2.5B trailing twelve-month transaction volumes[5]

- $1.5B originated & primary purchases
- $1.0B secondary purchases

Senior secured focus

- 83% senior secured debt[3]
- 54% first lien debt[3]

Low duration

- Duration: 1.3 years
- 64% floating rate assets[6]

Strong investor demand for CEFs

$15B raised across 12 IPOs for closed-end funds in 2021, the highest since 2006[6]

Approximately **40%** of IPO issuance in 2021 was for **income-oriented** funds[6]

Past performance is not a guarantee of future results.

1. Source: Morningstar
2. The actual dividend yield at listing may be higher or lower based on the then current NAV. Based on the Fund's net asset value as of May 31, 2022. The payment of future distributions on FSCO's common shares is subject to the discretion of FSCO's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. As of May 31, 2022. FS Investments' Liquid Credit & Special Situations Group took over all portfolio management responsibilities of FSCO in January 2018.
3. As of May 31, 2022. High yield bonds are represented by the ICE Bank of America Merrill Lynch U.S. High Yield Bond Index. Loans are represented by the Credit Suisse Leveraged Loan Index.
4. Last 12 months as of March 31, 2022. FS liquid credit platform volume includes $807 million of CLO transactions in Bridge Street CLO I & II and Bridge Street CLO Warehouse III managed by the FS Liquid Credit team and invested in by FSCO.
5. XAInvestments Q4 2021 Closed-End Fund Market Update.

Track record of generating strong risk-adjusted returns

FS Liquid Credit & Special Situations Group took over management responsibilities in January 2018

2013–2017: Adviser / Sub-Adviser management[1]

Growth of $100,000



$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
FSCO
High yield
Loans
$123,432
$116,449
$106,988
Dec-13
Dec-14
Dec-15
Dec-16
Dec-17

Annualized Return

2.83%

Volatility

8.6%

Sharpe Ratio

0.29

2018–YTD 2022: FS Investments sole portfolio manager[2]

Growth of $100,000



$140,000
$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
FSCO
High yield
Loans
$129,582
$115,380
$115,487
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21

Annualized Return

6.04%

Volatility

10.6%

Sharpe Ratio

0.47

Past performance is not a guarantee of future results.

High yield bonds are represented by the ICE Bank of America U.S. High Yield Bond Index. Loans are represented by the S&P LSTA Leveraged Loan Index.

1. Period is from 12/31/2013 to 12/31/2017.
2. Period is from 1/1/2018 to 5/31/2022.

Key considerations for the listing

Direct listing
vs.
IPO

Current NAV
vs.
public share
price

FSCO
vs.
public peers

What is the difference between a direct listing and IPO?

	FSCO's direct listing	Initial public offering (IPO)
Initial trading price	Market-driven (supply & demand)	Set price prior to listing
New shares issued	No	Yes
New capital raised by company	No	Yes
Road shows with new potential investors	Yes	Yes

Prior listings in perspective

Valuations and stock prices have generally increased after initial downward pressure



Price-to-book value (indexed)
Daily trading volume as % of shares outstanding
0.90x
0.88x
0.86x
0.84x
0.82x
0.80x
0.78x
0.76x
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
T+6 days 0.78x
T+90 days 0.85x
T+180 days 0.88x
Day 1
Day 10
Day 20
Day 30
Day 40
Day 50
Day 60
Day 70
Day 80
Day 90
Day 100
Day 110
Day 120
Day 130
Day 140
Day 150
Day 160
Day 170
Day 180

Source: Factset, Bloomberg, company filings.
Analysis represents average performance of RiverNorth Specialty Finance Corporation (RSF), Vertical Capital Income Fund (VCIF), Corporate Capital Trust (CCT), FS KKR Capital Corp. II (FSKR) and FS KKR Capital Corp. (FSK).

Net asset value vs. public share price



Implied loss rate (Right hand side)
FSCO's historical default rate (Right hand side)
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Public share price
Example comparison: A share price of $6.00 per share would imply a loss rate of over 9% vs. the Fund's default rate of 2.4% since Jan 2018
Current NAV[1] per share
$7.06
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Implied default rate

75%	80%	85%	90%	95%	100%	Price/Book (NAV)
9.63%	9.03%	8.50%	8.03%	7.60%	7.13%	Dividend yield

Key considerations

If there is a high degree volume of selling at listing, FSCO's public share price may not reflect the Fund's strong fundamentals, including:

- **Fully covered distribution** through net investment income since 2018
- **83%** of portfolio in senior secured debt[3]
- **2.4% annual default rate** since FS Liquid Credit & Special Situations Group took over portfolio management[2]

1. As of May 31, 2022.
2. Implied loss rate refers to the immediate decline in net asset value necessary to equate to the price-to-book value based on the range of public shares prices.
3. Based on fair value as of March 31, 2022.

FSCO has significant scale vs. closed-end fund peers

Assets under management ($ millions)



$2,401
$1,064
$614
$539
$408
Blackstone
ARES
KKR
APOLLO
FSCO
BGB
ARDC
KIO
AIF

Source: Company filings. As of latest publicly available information. FSCO, BGB, ARDC and AIF are as of March 31, 2022. KIO is as of January 31, 2022.
FSCO is FS Credit Opportunities Corp. BGB is Blackstone Strategic Credit Fund. ARDC is Ares Dynamic Credit Allocation Fund. KIO is KKR Income Opportunities Fund. AIF is Apollo Tactical Income Fund.

FSCO offers an attractive, fully-funded distribution

Dividend yield based on net asset value

Annualized dividend as % of last reported NAV[1]



Potential dividend post-listing
Current dividend
8.4%
7.9%
7.5%+
7.2%
7.2%
5.9%
KIO
ARDC
FSCO
AIF
BGB

Dividend coverage

Net investment income as % of most recent distribution[2]



125%
117%
110%
83%
83%
FSCO
ARDC
KIO
AIF
BGB

1. As of 6/6/2022 for KIO, 6/03/2022 for ARDC, 5/27/2022 for FSCO, 6/6/2022 for AIF, and 6/6/2022 for BGB. AIF is Apollo tactical Income Fund. ARDC is Ares Dynamic Credit Allocation Fund. BGB is Blackstone Strategic Credit Fund. FSCO is FS Credit Opportunities Corp. KIO is KKR Income Opportunities Fund.
2. Dividend coverage calculated as annualized net investment income per share for the latest 6-month period, divided by the most recent distribution per share reported or announced by the company.

Sources: company filings and websites, Morningstar.

Past performance does not guarantee future results.

Projected timeline of key events

Seek shareholder approval of listing-related proposals

March
- **Filed initial proxy statement**
- **Q1 tender offer commenced**

April
- **April 29**
  Filed definitive proxy statement with the SEC

May
- **May 12**
  Processed Q1 tenders
- **Mid-May**
  Commenced shareholder proxy solicitation

June
- **June 22**
  Shareholder meeting

Q3
- **Listing**
  LISTED NYSE
- **Open-market share repurchase program**
  Further details to follow[1]

Note: Subject to shareholder approval, board approval and the satisfaction of other customary conditions.
1. Upon the completion of the listing, and subject to board approval, the Fund intends to implement an open-market share repurchase program under Rule 10b5-1 under the Securities Exchange Act of 1934.

Investor resources

www.fsproxy.com

- Press Releases
- Presentation
- SEC filings
- FAQs


FS Investments
proxy information
FS Multi-Strategy Alternatives Fund
FS Multi-Strategy Alternatives Fund, FS Global Credit Opportunities Fund and other funds are part of FS Series Trust are asking shareholders to approve an Agreement and Plan of Reorganization.
Read more
FS Global Credit Opportunities Fund
FSGCO's board of trustees has approved a plan to prepare for the listing of the fund's common stock on the New York Stock Exchange before the end of the third quarter of 2022, subject to market conditions and final board approval. Tender offers will be suspended after Q1 2022.
Read more
Have a question? Email us →

Disclosures

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute "forward-looking" statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Fund's operations or the economy generally due to terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund's operating area, unexpected costs, the ability of the Fund to complete the listing of the common stock of the Fund on a national securities exchange, the price at which the Fund's shares of common stock may trade on a national securities exchange, and failure to list the common stock of the Fund on a national securities exchange. Some of these factors are enumerated in the filings the Fund made with the Securities and Exchange Commission (the SEC) and are also contained in the Prospectus. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

IMPORTANT INFORMATION

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company's 2022 annual meeting (the "2022 Annual Meeting"). On April 28, 2022, the Company filed a definitive proxy statement with the SEC in connection with any such solicitation of proxies from shareholders. **Stockholders are strongly encouraged to read the proxy statement as it contains important information**. Information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the proxy statement and any other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Stockholders are able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov. Copies are available at no charge at the Company's website at https://fsinvestments.com/investments/all-investments/fsco.